SCHEDULE 14A
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INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)
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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

TRANSENTERIX, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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November 18, 2019
To Our Stockholders:
You are cordially invited to attend the Special Meeting (the “Special Meeting”) of Stockholders of TransEnterix, Inc. to be held at its executive office, 635 Davis Drive, Suite 300, Morrisville, North Carolina 27560, on December 11, 2019, at 10:00 a.m. local time, for the following purposes:

1.
To approve the adoption of an amendment to the Company’s Amended and Restated Certificate of Incorporation, to effect a reverse stock split at a ratio of not less than one-for-ten and not more than one-for-forty, such ratio and the implementation and timing of such reverse stock split to be determined in the discretion of our Board of Directors, provided that any fractional shares resulting from the reverse stock split shall be automatically rounded up to the next whole share, and to reduce the authorized shares of Common Stock to 500,000,000 shares in the event of a Reverse Stock Split at a ratio of one-for-twenty through one-for-thirty or to 250,000,000 shares in the event of a Reverse Stock Split at a ratio over one-for-thirty.

2.
To approve one or more adjournments to the Special Meeting, if necessary or appropriate, to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting cast in favor of Proposal No. 1; and

3.	To transact such other business as may properly come before the Special Meeting or any adjournment or adjournments thereof.

The Notice of Meeting and proxy statement on the following pages more fully describe the matters to be presented at the Special Meeting and other information you may find useful in determining how to vote.
The Board of Directors of TransEnterix has determined that the reverse stock split is in the best interests of TransEnterix and its stockholders. For the reasons set forth in the proxy statement, the Board of Directors unanimously recommends a vote “FOR” each matter to be considered.
We hope you can join us at the Special Meeting. As a stockholder, your participation in the affairs of TransEnterix is important, regardless of the number of shares you hold. Therefore, whether or not you are able to personally attend, please vote your shares as soon as possible by following the instruction provided in the enclosed proxy card, or if you hold your shares through a bank, broker or other financial intermediary, by following the instructions provided by the financial intermediary. If you decide to attend the Special Meeting, you will be able to vote in person even if you have previously voted.
On behalf of TransEnterix, Inc., I thank you for your ongoing interest and investment in our company.
Sincerely,
Paul A. LaViolette
Chairman of the Board of Directors
Anthony Fernando
President and Chief Executive Officer

TRANSENTERIX, INC.
635 Davis Drive, Suite 300
Morrisville, North Carolina 27560
(919) 765-8400
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 11, 2019
November 18, 2019
To the stockholders of TransEnterix, Inc.:
The special meeting (the “Special Meeting”) of stockholders of TransEnterix, Inc., a Delaware corporation (the “Company”) will be held at 635 Davis Drive, Suite 300, Morrisville, North Carolina 27560 on December 11, 2019, at 10:00 a.m. local time, for the purpose of considering and voting upon the following:

1.
To approve the adoption of an amendment to the Company’s Amended and Restated Certificate of Incorporation, to effect a reverse stock split at a ratio of not less than one-for-ten and not more than one-for-forty, such ratio and the implementation and timing of such reverse stock split to be determined in the discretion of our Board of Directors, provided that any fractional shares resulting from the reverse stock split shall be automatically rounded up to the next whole share, and to reduce the authorized shares of Common Stock to 500,000,000 shares in the event of a Reverse Stock Split at a ratio of one-for-twenty through one-for-thirty or to 250,000,000 shares in the event of a Reverse Stock Split at a ratio over one-for-thirty.

2.
To approve one or more adjournments to the Special Meeting, if necessary or appropriate, to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to approve the Reverse Stock Split Proposal.

3.	To transact such other business as may properly come before the Special Meeting or any adjournment or adjournments thereof.

The Board of Directors currently knows of no other business to be presented at the Special Meeting. If any other matters come before the Special Meeting, the persons named in the proxy will vote with their judgment on those matters. For directions to the Special Meeting, please contact the Corporate Secretary at (919) 765-8400. You can ensure that your shares are voted at the meeting by voting via the Internet or by completing, signing and returning a proxy card. If you do attend the Special Meeting, you may then withdraw your proxy and vote your shares in person. In any event, you may revoke your proxy prior to its exercise. Shares represented by proxies that are returned properly signed but unmarked will be voted in favor of proposals made by us.
Pursuant to the Company’s bylaws, the Board of Directors has fixed the close of business on November 4, 2019 as the record date for determination of the stockholders entitled to vote at the Special Meeting and any adjournments thereof.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on December 11, 2019: This Proxy Statement is available online at https://www.cstproxy.com/transenterix/sm2019.

By Order of the Board of Directors,
Joshua B. Weingard
Corporate Secretary

TABLE OF CONTENTS

QUESTIONS AND ANSWERS1
THE SPECIAL MEETING4
GENERAL INFORMATION4
PROPOSED ACTION4
VOTING RIGHTS AND VOTES REQUIRED4
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS5

PROPOSAL NO. 16
AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO IMPLEMENT A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK AND REDUCE TE AUTHORIZED SHARES OF COMMON STOCK

PROPOSAL NO. 212
GRANT OF DISCRETIONARY AUTHORITY TO ADJOURN THE SPECIAL MEETING IF NECESSARY TO SOLICIT ADDITIONAL PROXIES

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT13
STOCKHOLDERS’ PROPOSALS15
WHERE YOU CAN FIND MORE INFORMATION15
HOUSEHOLDING OF SPECIAL MEETING MATERIALS15
OTHER MATTERS15

This proxy statement incorporates important business and financial information about TransEnterix that is not included in or delivered with the document. This information is available without charge to stockholders upon written or oral request to:
TRANSENTERIX, INC.
635 Davis Drive, Suite 300
Morrisville, North Carolina 27560
(919) 765-8400
Attention: Corporate Secretary
To obtain timely delivery, stockholders must request the information no later than five business days before the date of the Special Meeting.

EXPLANATORY NOTE

On October 29, 2019, TransEnterix, Inc. (the “Company”) filed a proxy statement with the Securities and Exchange Commission related to this special meeting of stockholders. The proxy statement was inadvertently and unintentionally filed as a definitive proxy statement, although it should have been filed as a preliminary proxy statement. Therefore, the Company filed a preliminary proxy statement related to this special meeting of stockholders on November 6, 2019. This definitive proxy statement, which is being mailed to stockholders of record as of the record date of November 4, 2019, being first mailed on November 18, 2019, amends and restates the inadvertently filed definitive proxy statement and includes all information needed for the special meeting of stockholders, including the date of the special meeting, all required information as of the record date of the special meeting, the determination of the NYSE proxy compliance group that Proposal 1 and Proposal 2 are routine matters on which brokers can vote, and additional information to reflect changes that have occurred at the Company since October 29, 2019.

i

QUESTIONS AND ANSWERS
This section provides answers to frequently asked questions about the reverse stock split proposal and the Special Meeting. In this proxy statement, we refer to TransEnterix, Inc. as “TransEnterix,” the “Company,” “we” and “us.”
When is the Special Meeting?
The Special Meeting will be held on December 11, 2019, beginning at 10:00 a.m. local time, at 635 Davis Drive, Suite 300, Morrisville, North Carolina 27560.
What is the Reverse Stock Split Proposal and why is it necessary?
The TransEnterix common stock, par value $0.001 per share, or Common Stock, is currently listed on NYSE American under the trading symbol “TRXC.” Our primary objective in proposing the Reverse Stock Split is to raise the per share trading price of our Common Stock. Our Board of Directors believes that the higher share price resulting from the Reverse Stock Split could enable institutional investors and brokerage firms with such policies and practices to invest in our Common Stock. As such, the Reverse Stock Split Proposal is intended to strengthen the Company’s strategic alternative considerations, including a potential public or private capital raising transaction. Furthermore, the Board of Directors believes that the Reverse Stock Split would better enable the Company’s to raise capital to fund its planned operations, if necessary.
Why am I receiving this proxy statement?
You are receiving this proxy statement because you have been identified as a stockholder of TransEnterix as of November 4, 2019, the record date for the Special Meeting (the "Record Date"). This proxy statement is being used by TransEnterix to solicit proxies for the Special Meeting. If you are a stockholder of TransEnterix, you are entitled to vote at the Special Meeting. This document contains important information about the Special Meeting, and you should read it carefully.
What proxy materials are being made available to stockholders?
The proxy materials consist of: (1) the Notice of Special Meeting of Stockholders; (2) this proxy statement; and (3) a proxy card or voting instruction card.
What proposals will be voted on at the Special Meeting?
There are two matters on which a vote is scheduled at the Special Meeting:

•
To approve the adoption of an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, or Charter, to effect a reverse stock split at a ratio of not less than one‑for‑ ten and not more than one-for-forty, or the “Reverse Stock Split”, such ratio and the implementation and timing of such Reverse Stock Split to be determined in the discretion of our Board of Directors, or the “Reverse Stock Split Proposal”, and to reduce the authorized shares of Common Stock to 500,000,000 shares in the event of a Reverse Stock Split at a ratio of one-for-twenty through one-for-thirty or to 250,000,000 shares in the event of a Reverse Stock Split at a ratio over one-for-thirty; and

•
To approve a proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve the Reverse Stock Split Proposal, or the “Adjournment Proposal”.

What are the Board of Directors’ voting recommendations?
The Board of Directors recommends that you vote your shares:
“FOR” the Reverse Stock Split Proposal; and
“FOR” the Adjournment Proposal.

For a more detailed discussion of why you should vote “FOR” Proposal 1 and Proposal 2, see “Proposal 1 - Amendment to the Amended and Restated Certificate of Incorporation to Implement a Reverse Stock Split of the Company’s Outstanding Common Stock” and “Proposal 2 - Grant of Discretionary Authority to Adjourn the Special Meeting if Necessary to Solicit Additional Proxies.”
What shares may I vote?
You may vote all shares of Common Stock of the Company that you owned as of the close of business on the Record Date. These shares include:
1.     those held directly in your name as the stockholder of record; and

2.    those held for you as the beneficial owner through a bank, broker or other financial intermediary at the close of business on the Record Date.
Each share of Common Stock is entitled to one vote. As of the Record Date, there were 255,652,460 shares of our Common Stock issued and outstanding.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Most stockholders hold their shares through a bank, broker or other financial intermediary rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and shares held beneficially.
Stockholder of Record: If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, or the Transfer Agent, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your proxy directly to TransEnterix or to vote your shares in person at the Special Meeting.
Beneficial Owner: If you hold shares in a stock brokerage account or through a bank or other financial intermediary, you are considered the beneficial owner of shares held in street name. Your bank, broker or other financial intermediary is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other financial intermediary on how to vote your shares, but because you are not the stockholder of record, you may not vote these shares in person at the Special Meeting unless you obtain a signed proxy from the stockholder of record giving you the right to vote the shares. As a beneficial owner, you are, however, welcome to attend the Special Meeting.
May I attend the Special Meeting in Person?
You are invited to attend the Special Meeting in person. All stockholders attending the Special Meeting will be asked to present a form of photo identification, such as a driver’s license, in order to be admitted to the Special Meeting. All bags or packages permitted in the meeting room will be subject to inspection. No cameras, computers, recording equipment, other similar electronic devices, signs, placards, briefcases, backpacks, large bags or packages will be permitted in the Special Meeting. The use of mobile phones, tablets, laptops and similar electronic devices during the Special Meeting is prohibited, and such devices must be turned off and put away before entering the meeting room. By attending the Special Meeting, stockholders agree to abide by the agenda and procedures for the Special Meeting, copies of which will be distributed to attendees at the meeting.
How can I vote my shares in person at the Special Meeting?
You may vote shares you hold directly in your name as the stockholder of record in person by written ballot at the Special Meeting.
If you are the beneficial owner of shares held in street name, you may vote your shares in person at the Special Meeting only if you have obtained a signed proxy from your bank, broker or other financial intermediary (i.e., the stockholder of record) giving you the right to vote the shares.

Even if you plan to attend the Special Meeting, we recommend that you also submit your proxy in advance of the meeting so that your vote will be counted if you later decide not to attend the Special Meeting. Submitting your proxy now will not prevent you from voting your shares in person by written ballot at the Special Meeting if you desire to do so, as your proxy is revocable at your option.
How I can vote my shares through the Internet?

To vote through the Internet, go to www.cstproxyvote.com and complete an electronic proxy card. You will be asked for the Company Number, Proxy Number and Account Number, which are provided on the proxy card.

What is the quorum requirement for the Special Meeting?
The quorum requirement for holding the Special Meeting and transacting business is a majority of the outstanding shares of Common Stock. The shares may be present in person or represented by proxy at the Special Meeting. Abstentions will be counted as present and entitled to vote for purposes of determining a quorum. “Broker non-votes” (described below) will not be counted for this purpose.
What is the voting requirement to approve each of the proposals?
Pursuant to our Charter and the Delaware General Corporation Law, the Reverse Stock Split Proposal (Proposal 1) must be approved by the affirmative vote of at least a majority of the outstanding shares of Common Stock of the Company entitled to vote on the proposal. The affirmative vote of at least a majority of the votes cast on the Adjournment Proposal (Proposal 2) by the shares present in person or represented by proxy at the Special Meeting and entitled to vote thereon is required to approve the Adjournment Proposal. In each case, a quorum must be present at the Special Meeting for a valid vote.
What happens if I abstain from voting?
If you submit a proxy and explicitly abstain from voting on any proposal, the shares represented by the proxy will be considered present at the Special Meeting for the purpose of determining a quorum. With respect to the Reverse Stock Split Proposal (Proposal 1), because approval of the proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Company entitled to vote on the proposal, abstentions will have the same practical effect as a vote against this proposal. With respect to the Adjournment Proposal (Proposal 2), abstentions will not be counted as votes cast and therefore they will have no effect on the outcome of this proposal.
What is a “broker non-vote”?
A “broker non-vote” occurs when a broker submits a proxy that does not indicate a vote for one or more of the proposals because the broker has not received instructions from the beneficial owner on how to vote on such proposals and does not have discretionary authority to vote in the absence of instructions. Brokers have discretionary authority to vote on matters that are deemed “routine,” such as the Reverse Stock Split Proposal (Proposal 1) and the Adjournment Proposal (Proposal 2), but brokers do not have discretionary authority to vote on matters that are deemed “non-routine”. We have been informed that the NYSE proxy compliance group has determined that Proposal 1 and Proposal 2 are routine matters.
Am I entitled to appraisal rights?
No appraisal rights are available under the General Corporation Law of the State of Delaware, our Charter, or our bylaws to any stockholder with respect to either of the matters proposed to be voted on at the Special Meeting.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on December 11, 2019: This Proxy Statement is available online at https://www.cstproxy.com/transenterix/sm2019.

THE SPECIAL MEETING
General Information
Time, Date and Place of the Special Meeting
The Special Meeting will be held on December 11, 2019, beginning at 10:00 a.m. local time, at 635 Davis Drive, Suite 300, Morrisville, North Carolina 27560.
Solicitation
The enclosed proxy is being solicited by the Company’s Board of Directors. The Company has engaged a proxy solicitation firm to assist. We estimate such costs will be $7,500 to $12,500. The costs of the solicitation will be borne by TransEnterix. Proxies may be solicited personally or by mail, telephone or facsimile by directors, officers and regular employees of TransEnterix, none of whom will receive any additional compensation for such solicitations. TransEnterix will reimburse banks, brokers, nominees, custodians and fiduciaries for reasonable out-of-pocket expenses they incur in sending the proxy materials to beneficial owners of the shares.
Proposed Action
We are asking for approval of a proposal to authorize the TransEnterix Board of Directors to effect, in its discretion (if the Board of Directors determines that a reverse stock split is in the best interests of the Company), through the Amendment to the Company's Certificate of Incorporation, a Reverse Stock Split of the outstanding shares of the Company’s Common Stock in a ratio of at least one-for-ten and not more than one‑for‑forty, and a reduction in the authorized shares of Common Stock to 500,000,000 shares in the event of a Reverse Stock Split at a ratio of one-for-twenty through one-for-thirty or to 250,000,000 shares in the event of a Reverse Stock Split at a ratio over one-for-thirty, and, in connection with such Reverse Stock Split and reduction of the authorized shares of Common Stock, to approve a corresponding Amendment of the Company’s Charter, subject to the authority of the Board of Directors to abandon such Amendment. We believe the Reverse Stock Split is necessary to improve the marketability of our Common Stock to a broader range of investors, and thus enhance our liquidity. The Board of Directors will carefully consider the impact of the Reverse Stock Split ratio on existing stockholders of TransEnterix and on the investor community at large, and will use its discretion to apply the least onerous ratio necessary to achieve the desired results. In lieu of the issuance of fractional shares in connection with the Reverse Stock Split, the Company shall round up any fractional shares resulting from the Reverse Stock Split to the nearest whole share. As such, no stockholder will lose its holdings in the Company as a result of the Reverse Stock Split. In the event there are not sufficient votes to approve the Reverse Stock Split Proposal, we are asking for the approval of a proposal to adjourn the Special Meeting, if necessary, to solicit the additional proxies necessary to approve the Reverse Stock Split Proposal.
Voting Rights and Votes Required
Holders of shares of TransEnterix Common Stock, at the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting. As of the Record Date, 255,652,460 shares of Common Stock were outstanding. Holders of Common Stock are entitled to one vote per share.
The presence, in person or by proxy, of holders of a majority of the shares outstanding as of the Record Date constitutes a quorum for the transaction of business at the Special Meeting. In the event there are not sufficient shares represented for a quorum or votes to approve any proposals at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit further solicitation of proxies. Abstentions will count towards quorum requirements.
The Reverse Stock Split Proposal which the TransEnterix stockholders are being asked to approve will require the approval of a majority of the outstanding shares Common Stock as of the Record Date and the Adjournment Proposal which the TransEnterix stockholders are being asked to approve will require the approval of a majority of the votes cast at the Special Meeting as long as a quorum is achieved.

The Reverse Stock Split Proposal and Adjournment Proposal which the stockholders are being asked to approve are not corporate actions for which stockholders of a Delaware corporation have the right to dissent under the General Corporation Law of the State of Delaware.
Shares of Common Stock represented by all properly executed proxies received at the Transfer Agent by December 10, 2019 by 11:59 p.m. Eastern Time will be voted as specified in the proxy. Unless contrary instructions are indicated on the proxy, the shares of Common Stock represented by such proxy will be voted “FOR” the approval of the Reverse Stock Split Proposal and “FOR” the approval of the Adjournment Proposal.
Management and the Board of Directors of TransEnterix know of no other matters to be brought before the Special Meeting. If any other matters are properly presented to the stockholders for action at the Special Meeting and any adjournments or postponements thereof, the proxy holder named in the enclosed proxy intends to vote in his discretion on all matters on which the shares of Common Stock represented by such proxy are entitled to vote.
The giving of the enclosed proxy does not preclude the right to vote in person should the stockholder giving the proxy so desire. A proxy may be revoked at any time prior to its exercise by (1) providing notice in writing to the Company’s Corporate Secretary that the proxy is revoked; (2) presenting to TransEnterix a later-dated proxy; or (3) by attending the Special Meeting and voting in person.
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement, and the documents referred to in this proxy statement, may contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. You can identify these statements by words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “estimate,” “may,” and “continue” or the negative thereof or other variations thereon or similar terminology. You should read statements that contain these words carefully. Such forward-looking statements may include statements about our plans, objectives, expectations and intentions and information concerning possible or assumed future results of operations of our Company. These forward-looking statements are made on the basis of the current beliefs, expectations, and assumptions of management, are not guarantees of performance, and are subject to significant risks and uncertainty. Please read carefully the risks detailed in this proxy statement and our current filings with the U.S. Securities and Exchange Commission, including our most recent filings on Forms 10-K and 10-Q. You should not place undue reliance on forward-looking statements. The statements made in this proxy statement represent our views as of the date of this proxy statement, and you should not assume that the statements made herein remain accurate as of any future date. We cannot assure you that the Reverse Stock Split will have the desired effect, and that the price of our common stock will not decline following the Reverse Stock Split. Moreover, we assume no obligation to update forward-looking statements or update the reasons actual results could differ materially from those anticipated in forward-looking statements, except as required by law.

PROPOSAL NO. 1
AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO IMPLEMENT A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK AND REDUCE THE AUTHORIZED SHARES OF COMMON STOCK TO 500,000,000 SHARES IN THE EVENT OF A REVERSE STOCK SPLIT AT A RATIO OF ONE-FOR-TWENTY THROUGH ONE-FOR-THIRTY OR TO 250,000,000 SHARES IN THE EVENT OF A REVERSE STOCK SPLIT AT A RATIO OVER ONE-FOR-THIRTY
General

We are seeking stockholder approval for an amendment to the Company’s Charter, authorizing a Reverse Stock Split of the issued and outstanding shares of our Common Stock, at a ratio within a range of one-for-ten and not more than one‑for‑forty, such ratio and the implementation and timing of such reverse stock split to be determined in the discretion of our Board of Directors, and to reduce the authorized shares of Common Stock to 500,000,000 shares in the event of a Reverse Stock Split at a ratio of one-for-twenty through one-for-thirty or to 250,000,000 shares in the event of a Reverse Stock Split at a ratio over one-for-thirty. The form of the proposed amendment to the Charter, or the Amendment, is attached to this proxy statement as Appendix A.
On October 23, 2019, our Board of Directors approved the Reverse Stock Split proposal, the proposed reduction of the authorized shares of Common Stock as described above, and the Amendment in order to effect the Reverse Stock Split and the proposed reduction in the authorized shares of Common Stock, as described above, and directed the Company to submit the proposal to a vote of the Company’s stockholders at the Special Meeting.

If approved by our stockholders, and if implemented by our Board of Directors, the Reverse Stock Split will become effective at the time specified in the Amendment, as filed with the Secretary of State of the State of Delaware. The exact ratio of the Reverse Stock Split, within the one-for-ten to one-for-forty range, would be determined by the Board of Directors and publicly announced by the Company prior to filing the Amendment. In determining the appropriate ratio for the Reverse Stock Split, our Board of Directors will consider, among other things, factors such as:

•	the historical trading price and trading volume of our Common Stock;

•	the number of shares of our Common Stock outstanding;

•	the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock;

•	the minimum price per share requirements of the NYSE American for continued listing;

•	business developments affecting us; and

•	prevailing general market and economic conditions.

Reasons for the Reverse Stock Split
Our Board of Directors believes that an increased stock price could encourage investor interest and improve the marketability of our Common Stock to a broader range of investors, and thus enhance our liquidity. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stock, the current share price of our common stock may result in an investor paying transaction costs that represent a higher percentage of total share value than would be the case if our share price were higher. Our Board of Directors believes that the higher share price resulting from the Reverse Stock Split could enable institutional investors and brokerage firms with such policies and practices to invest in our Common Stock.
The Reverse Stock Split Proposal is intended to strengthen the Company’s strategic alternative considerations, including a potential public or private capital raising transaction. The Board of Directors believes that the Reverse Stock Split would better enable the Company to raise capital to fund its planned operations, if necessary.

In addition, our Common Stock is publicly traded and listed on NYSE American under the symbol “TRXC.” Among the factors considered by the Board in reaching its decision to recommend the Reverse Stock Split Proposal, the Board considered the potential effects of having stock that trades at a low price. Our Board of Directors believes that achieving the minimum bid price required for continued listing on the NYSE American is important to help make our Common Stock more attractive to a broader range of institutional and other investors.
Accordingly, for these reasons, we believe that effecting the Reverse Stock Split is in the Company’s and our stockholders’ best interests.
Although we expect that the Reverse Stock Split will result in an increase in the market price of our Common Stock, the Reverse Stock Split may not result in a permanent increase in the market price of our Common Stock, which is dependent on many factors, including general economic, market and industry conditions and other factors detailed from time to time in the reports we file with the SEC.
Upon effectiveness of the Reverse Stock Split, the number of shares of our common stock that are authorized and unissued will increase relative to the number of issued and outstanding shares. It is likely that some of these additional authorized shares could be used in the future for various other purposes without further stockholder approval, except as such approval may be required in particular cases by our Charter, applicable law or the rules of any stock exchange or other system on which our securities may then be listed. There can be no assurance that the Reverse Stock Split will result in a strategic alternative of any kind. The Board may use shares of our common stock in connection with any strategic transaction.
Certain Risks Associated with the Reverse Stock Split
Unexpected factors, such as our ability to successfully accomplish our business goals, market conditions and the market perception of our business may adversely affect the market price of our Common Stock. There can be no assurance that the total market capitalization of our Common Stock after the implementation of the Reverse Stock Split will be equal to or greater than the total market capitalization before the Reverse Stock Split or that the per share market price of our Common Stock following the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split.
There can be no assurance that the market price per new share of our Common Stock after the Reverse Stock Split will remain unchanged or increase in proportion to the reduction in the number of old shares of our Common Stock outstanding before the Reverse Stock Split. We are aware that in many cases, the market price of a company’s shares declines after a reverse stock split is implemented.
Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split, when and if implemented, may be lower than the total market capitalization before the Reverse Stock Split. Moreover, in the future, the market price of our Common Stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the Reverse Stock Split.
While the Board of Directors proposes the Reverse Stock Split to raise the price of our Common Stock, there is no guarantee that the price of our Common Stock will not decrease in the future.
Further, the liquidity of our capital stock may be harmed by the proposed Reverse Stock Split given the reduced number of shares that will be outstanding after the Reverse Stock Split, particularly if the stock price does not remain increased as a result of the Reverse Stock Split. In addition, the proposed Reverse Stock Split may increase the number of stockholders who own odd lots (less than 100 shares) of our Common Stock, creating the potential for such stockholders to experience an increase in the cost of selling their shares and greater difficulty effecting sales. If we effect the Reverse Stock Split, the resulting per share stock price may not attract institutional investors and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of our Common Stock may not improve.
Potential Effects of the Proposed Reverse Stock Split
If this proposal is approved and the Reverse Stock Split is effected, the Reverse Stock Split will be realized simultaneously and in the same ratio for all of our issued and outstanding shares of Common Stock. The immediate effect of the Reverse

Stock Split would be to reduce the number of shares of our Common Stock outstanding and to increase the per-share trading price of our Common Stock.
However, we cannot predict the effect of any reverse stock split upon the market price of our Common Stock over an extended period, and in many cases, the market value of a company’s common stock following a reverse stock split declines, in many cases, because of variables outside of a company’s control (such as market volatility, investor response to the news of a proposed reverse stock split and the general economic environment). We cannot assure you that the trading price of our Common Stock after the Reverse Stock Split will rise in inverse proportion to the reduction in the number of shares of our Common Stock outstanding as a result of the Reverse Stock Split. Also, we cannot assure you that the Reverse Stock Split would lead to a sustained increase in the trading price of our Common Stock. The trading price of our Common Stock may change due to a variety of other factors, including our operating results and other factors related to our business and general market conditions. You should also keep in mind that the implementation of a reverse stock split does not have an effect on the actual or intrinsic value of our business or a stockholder’s proportional ownership in our Company. However, should the overall value of our Common Stock decline after the proposed Reverse Stock Split, then the actual or intrinsic value of the shares of our Common Stock held by you will also proportionately decrease as a result of the overall decline in value.
Examples of Potential Reverse Stock Split at Various Ratios. The table below provides examples of reverse stock splits at various ratios up to one-for-forty, without giving effect to the treatment of fractional shares. The actual number of shares outstanding after giving effect to the Reverse Stock Split, if effected, will depend on the actual ratio that is determined by our Board of Directors in accordance with the Amendment to the Company’s Charter.

Shares outstanding at November 4, 2019	Reverse Stock Split Ratio	Shares outstanding after Reverse Stock Split	Reduction in Shares Outstanding
255,652,460	1 for 10	25,565,246	90.0%
255,652,460	1 for 12	21,304,372	91.7%
255,652,460	1 for 15	17,043,497	93.3%
255,652,460	1 for 20	12,782,623	95.0%
255,652,460	1 for 25	10,226,098	96.0%
255,652,460	1 for 30	8,521,749	96.7%
255,652,460	1 for 35	7,304,356	97.1%
255,652,460	1 for 40	6,391,312	97.5%
The resulting decrease in the number of shares of our Common Stock outstanding could potentially adversely affect the liquidity of our Common Stock, especially in the case of larger block trades.
Effects on Ownership by Individual Stockholders. If we implement the Reverse Stock Split, the number of shares of our Common Stock held by each stockholder would be reduced by multiplying the number of shares held immediately before the Reverse Stock Split by the appropriate ratio and then rounding up any fractional shares to the nearest whole share. Except to the extent that the Reverse Stock Split would result in any stockholder receiving an additional fractional share in the rounding-up process, or any dilution to other stockholders in connection therewith, the Reverse Stock Split would not affect any stockholder’s percentage ownership interest in our Company or proportionate voting power.
Effect on Restricted Stock Units, Stock Options, Warrants. In addition, we would adjust all outstanding shares of any restricted stock units, stock options and warrants entitling the holders to purchase shares of our Common Stock as a result of the Reverse Stock Split, as required by the terms of these securities. In particular, we would reduce the conversion ratio for each security, and would increase the exercise price in accordance with the terms of each security based on Reverse Stock Split ratio (i.e., the number of shares issuable under such securities would decrease by the ratio, and the exercise price per share would be multiplied by ratio). Also, we would reduce the number of shares reserved for future issuances under our existing Amended and Restated Equity Incentive Plan, or the Plan, proportionately based on the ratio of the Reverse Stock Split. The Reverse Stock Split would not otherwise affect any of the rights currently accruing to holders of our Common Stock, or options or warrants exercisable for our Common Stock.

Other Effects on Issued and Outstanding Shares. If we implement the Reverse Stock Split, the rights pertaining to the issued and outstanding shares of our Common Stock would be unchanged after the Reverse Stock Split. Each share of our Common Stock issued following the Reverse Stock Split would be fully paid and non-assessable.
Effect on Authorized but Unissued Shares of Common Stock. We are seeking approval for a reduction of the authorized shares of Common Stock from 750,000,000 to 500,000,000 shares in the event of a Reverse Stock Split at a ratio of one-for-twenty through one-for-thirty or 250,000,000 shares in the event of a Reverse Stock Split at a ratio over one-for-thirty. The Board of Directors believes that, following the reverse stock split, such 500,000,000 shares or 250,000,000 shares of Common Stock, as applicable, is sufficient for the then-current shares outstanding, the number of shares subject to outstanding warrants, stock options and other equity awards, and for future issuances of Common Stock in financing transactions and under existing equity incentive plans. The number of authorized shares of preferred stock will remain at 25,000,000 shares.
Reservation of Right to Abandon the Proposed Amendment to our Amended and Restated Certificate of Incorporation
Our Board of Directors reserves the right not to file the Amendment to our Charter without further action by our stockholders at any time before the effectiveness of the filing of the Amendment with the Secretary of State of the State of Delaware, even if the authority to effect the Amendment is approved by our stockholders at the Special Meeting. By voting in favor of the Amendment, you are expressly also authorizing our Board of Directors to delay, not proceed with, and abandon, the proposed Amendment if it should so decide, in its sole discretion, that such action is in the best interests of the Company and its stockholders.
Procedure for Effecting the Proposed Stock Split and Exchange of Stock Certificates
If stockholders approve this proposal and our Board of Directors does not otherwise abandon the Amendment contemplating the Reverse Stock Split, we will file with the Delaware Secretary of State a Certificate of Amendment to our Charter, in the form attached to this proxy statement as Appendix A. The Reverse Stock Split will become effective at the time and on the date of filing of, or at such later time as is specified in, the Amendment, which we refer to as the “effective time.” Beginning at the effective time, each certificate representing shares of Common Stock will be deemed for all corporate purposes to evidence ownership of the number of whole shares into which the shares previously represented by the certificate were combined pursuant to the Reverse Stock Split.
Upon the Reverse Stock Split, we intend to treat stockholders holding our Common Stock in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold your shares with a bank, broker or other nominee and if you have any questions in this regard, we encourage you to contact your nominee.
Following the Reverse Stock Split, stockholders holding physical certificates need not exchange such certificates for new certificates. The impact of the Reverse Stock Split will be recorded on the books and records of the Company, including those at the Transfer Agent.
The Transfer Agent will advise registered stockholders of the procedures to be followed to exchange certificates in a letter of transmittal to be sent to stockholders. No new certificates will be issued to a stockholder until the stockholder has surrendered the stockholder’s outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the Transfer Agent. Any old shares submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will automatically be exchanged for new shares. Stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) until requested to do so.
No Appraisal Rights
No appraisal rights are available under the General Corporation Law of the State of Delaware or under our Charter, or our Amended and Restated bylaws with respect to the Reverse Stock Split. There may exist other rights or actions under state law for stockholders who are aggrieved by reverse stock splits generally.

Accounting Consequences
The par value of our Common Stock would remain unchanged at $0.001 per share after the Reverse Stock Split. Also, our capital account would remain unchanged, and we do not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.
No Going Private Transaction
Notwithstanding the decrease in the number of outstanding shares following the Reverse Stock Split, our Board of Directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act. Rather, since all fractional shares of Common Stock resulting from the Reverse Stock Split will be rounded up to the nearest whole share, there will be no reduction in the number of stockholders of record that could provide the basis for a going-private transaction.
Potential Anti-Takeover Effect
The rules of the Securities and Exchange Commission, or SEC, require disclosure and discussion of the effects of any proposal that could be used as an anti-takeover device. As part of this proposal, the Board of Directors is proposing to reduce the number of shares of authorized Common Stock to 500,000,000 shares for a Reverse Stock Split at a ratio of one-for-twenty through one-for-thirty or to 250,000,000 shares for a Reverse Stock Split at a ratio over one-for-thirty. The reason for the reduction is to preclude a dramatic increase in the number of authorized but unissued shares of our Common Stock vis-à-vis the outstanding shares of our Common Stock which could, under certain circumstances, have had an anti-takeover effect. If left at 750,000,000 shares of authorized Common Stock, the relative increase in our authorized but unissued shares of Common Stock could potentially deter takeovers, including takeovers that our Board of Directors determines are not in the best interest of our stockholders, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover more difficult. Our Board of Directors is not aware of any attempt to take control of our business and has not considered the Reverse Stock Split to be a tool to be utilized as a type of anti-takeover device, and it has determined that a reduction in the number of authorized shares of Common Stock in the event of a Reverse Stock Split is appropriate.
Material U.S. Federal Income Tax Consequences of the Reverse Stock Split
The following discussion summarizes certain material U.S. federal income tax consequences relating to the participation in the Reverse Stock Split by a U.S. holder (as defined below). Tax consequences to non-U.S. holders are not addressed. This discussion is based on the provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), final, temporary and proposed U.S. Treasury regulations promulgated thereunder and current administrative rulings and judicial decisions, all as in effect as of the date hereof. All of these authorities may be subject to differing interpretations or repealed, revoked or modified, possibly with retroactive effect, which could materially alter the tax consequences set forth herein.

There can be no assurance that the Internal Revenue Service, or IRS, will not take a contrary position to the tax consequences described herein or that such position will not be sustained by a court. No ruling from the IRS has been obtained with respect to the U.S. federal income tax consequences of the Reverse Stock Split.

This discussion does not address all aspects of U.S. federal income taxation that may be relevant to such holders in light of their particular circumstances or to holders that may be subject to special tax rules, including, without limitation: (i) holders subject to the alternative minimum tax; (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (or other flow-through entities for U.S. federal income tax purposes and their partners or members); (vii) traders in securities that elect to use a mark-to-market method of accounting for their securities holdings; (viii) U.S. Holders (as defined below) whose “functional currency” is not the U.S. dollar; (ix) persons holding Common Stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (x) persons who acquire shares of Common Stock in connection with employment or other performance of services; or (xi) U.S. expatriates. If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our Common Stock, the tax treatment of a holder that is a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.

This discussion is for general information only and is not tax advice. All stockholders should consult their own tax advisors with respect to the U.S. federal, state, local and non-U.S. tax consequences of the Reverse Stock Split.

For purposes of the discussion below, a “U.S. Holder” is a beneficial owner of shares of our Common Stock that for U.S. federal income tax purposes is: (1) an individual citizen or resident of the United States; (2) a corporation (including any entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state or political subdivision thereof; (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (4) a trust, the administration of which is subject to the primary supervision of a U.S. court and as to which one or more U.S. persons have the authority to control all substantial decisions of the trust, or that has a valid election in effect to be treated as a U.S. person. A “non-U.S. holder” is any beneficial owner of shares of Common Stock that is a not a U.S. holder.

The Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes, and subject to the limitations and qualifications set forth in this discussion and the discussion below, the following U.S. federal income tax consequences should result from the Reverse Stock Split:

•
a U.S. holder should not recognize gain or loss on the deemed exchange of shares pursuant to the Reverse Stock Split, provided, that a stockholder who receives a “round up” from a fractional share to a whole share may have a tax event based on the value of the “rounded up” share provided to the stockholder. The Company believes such tax event will be minimal or insignificant for most stockholders;

•	the aggregate tax basis of the shares deemed received by a U.S. holder in the Reverse Stock Split should be equal to the aggregate tax basis of the shares deemed surrendered in exchange therefor; and

•	the holding period of the shares received by a U.S. holder in the Reverse Stock Split should include the holding period of the shares deemed surrendered therefor.

Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the shares surrendered to the shares received pursuant to the Reverse Stock Split. Holders of shares of our shares acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

Required Vote
The affirmative vote of holders of at least a majority of the outstanding shares of our Common Stock as of the Record Date, is required for approval of Proposal No.1. Therefore, abstentions will have the same effect as votes against this proposal.
Recommendation of the Board of Directors
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 1

PROPOSAL NO. 2
GRANT OF DISCRETIONARY AUTHORITY TO ADJOURN THE SPECIAL MEETING IF
NECESSARY TO SOLICIT ADDITIONAL PROXIES
In the event that there are insufficient votes, in person or represented by proxy, at the time of the Special Meeting to approve Proposal No. 1, the Board of Directors may move to adjourn the Special Meeting, if necessary or advisable, in order to enable the Board of Directors to solicit additional proxies in favor of the approval of Proposal No. 1. In that event, the Board of Directors will ask its stockholders to vote only upon the adjournment proposal and not on the other proposals discussed in this proxy statement.
Required Vote
The affirmative vote of holders of at least a majority of the shares of our Common Stock present in person or by proxy at the Special Meeting and entitled to vote is required to approve Proposal No. 2.
Recommendation of the Board of Directors
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 2.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The number of shares of the Company’s common stock outstanding at the close of business on November 4, 2019 was 255,652,460 shares. The following table sets forth the beneficial ownership of the Company’s Common Stock as of November 4, 2019 by each Company director, director nominee and named executive officer, by all directors and executive officers as a group, and by each person who owned of record, or was known to own beneficially, more than 5% of the outstanding shares of our common stock.  Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act.  In computing the number of shares beneficially owned by a person or a group and the percentage ownership of that person or group, shares of our common stock subject to options and warrants currently exercisable or exercisable within 60 days after November 4, 2019 are deemed outstanding, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. To the knowledge of the directors and executive officers of the Company, as of November 4, 2019, there are no persons and/or companies who or which beneficially own, directly or indirectly, shares representing more than 5% of the voting rights attached to all outstanding shares of the Company, other than as set forth below. Unless otherwise indicated, the address of each beneficial owner listed below is c/o TransEnterix, Inc., 635 Davis Drive, Suite 300, Morrisville, North Carolina 27560.

	As of November 4, 2019
Name and Address of Beneficial Owner	Number of Shares of Common Stock (1)	Percentage of Outstanding Common Shares (2)
Directors and Executive Officers
Paul LaViolette (3)	241,245	*
Andrea Biffi (4)	925,282	*
Jane H. Hsiao, Ph.D., MBA (5)	5,068,012	2.0%
William N. Kelley, M.D. (6)	227,782	*
David Milne (7)	137,420	*
Richard C. Pfenniger, Jr. (8)	340,782	*
Todd M. Pope (9)	3,998,900	1.6%
William N. Starling (10)	2,352,880	*
Anthony Fernando (11)	1,724,703	*
Joseph P. Slattery (12)	1,217,385	*
Eric Smith (13)	129,166	*
All Directors and Executive Officers as a group (11 persons) (14)	16,363,557	6.4%
5% or More Stockholders
Sofar S.p.A.	19,266,098	7.5%
BlackRock, Inc. (15)	13,722,308	5.4%
* Holds less than 1%

(1)
A person is deemed to be the beneficial owner of shares of Common Stock underlying stock options held by that person that are exercisable as of November 4, 2019 or that will become exercisable within 60 days thereafter.

(2)
Based on 255,652,460 shares of Common Stock outstanding as of November 4, 2019. Each beneficial owner’s percentage ownership is determined assuming that options and warrants that are held by such person (but not those held by any other person) and that are exercisable as of November 4, 2019, or that will become exercisable within 60 days thereafter, have been exercised into Common Stock. The additional shares resulting from such exercise are included in both the numerator and denominator for such beneficial owner for purposes of their calculation.

(3)
Consists of vested stock options to purchase 241,245 shares of Common Stock that are vested or will vest within 60 days. Does not include an aggregate of 6,672,782 shares beneficially owned by SV Life Sciences Fund IV, L.P.

and SV Life Sciences Fund IV Strategic Partners, L.P. Mr. LaViolette does not have or share voting or investment control over such shares.

(4)
Consists of 610,362 shares of Common Stock directly owned by Mr. Biffi, stock options to purchase 127,420 shares of Common Stock that are vested or will vest within 60 days, and warrants to acquire 187,500 shares of Common Stock.

(5)
Includes 4,840,592 shares of Common Stock directly owned by Dr. Hsiao and stock options to purchase 227,420 shares of Common Stock that are vested or will vest within 60 days. Dr. Hsiao’s Common Stock holdings include beneficial ownership of shares held by Hsu Gamma Investments, L.P. (“Hsu Gamma”), which holds 1,257,694 shares of Common Stock. Dr. Hsiao is the general partner of Hsu Gamma. Dr. Hsiao’s address is 4400 Biscayne Blvd, Miami, FL 33137.

(6)	Consists of 70,362 shares of Common Stock held by Dr. Kelley and stock options to purchase 157,420 shares of Common Stock that are vested or will vest within 60 days.

(7)	Consists of stock options to purchase 137,420 shares of Common Stock that are vested or will vest within 60 days.

(8)	Consists of 168,362 shares of Common Stock directly owned by Mr. Pfenniger and stock options to purchase 172,420 shares of Common Stock that are vested or will vest within 60 days.

(9)
Consists of 924,359 shares of Common Stock directly owned by Mr. Pope and stock options to purchase 3,074,541 shares of Common Stock that are vested or will vest within 60 days. Effective as of November 8, 2019, Mr. Pope is no longer President and Chief Executive Officer and he resigned as a member of the Board effective November 8, 2019.

(10)
Consists of 1,704,320 shares of Common Stock held by Synergy Life Science Partners, L.P., and 235,738 shares of Common Stock held by Synecor, L.L.C. William N. Starling is a managing director of Synergy Life Science Partners, L.P. and the chief executive officer of Synecor, L.L.C. Based on information made available to the Company, William N. Starling and Richard S. Stack share voting and investment control over the shares of Common Stock held by Synergy Life Science Partners, L.P., and William N. Starling and Richard Stack share voting and investment control over the shares of Common Stock held by Synecor, L.L.C. Also includes 280,402 shares held by W. Starling and D. Starling, Trustees of the Starling Family Trust, UDT August 15, 1990. Further includes vested stock options to purchase 132,420 shares of Common Stock that are vested or will vest within 60 days.

(11)
Consists of 268,496 shares of Common Stock directly owned by Mr. Fernando and stock options to purchase 1,456,207 shares of Common Stock that are vested or will vest within 60 days. Effective as of November 8, 2019, Mr. Fernando is President and Chief Executive Officer of the Company and a member of the Board.

(12)
Consists of 100,000 shares of Common Stock directly owned by Mr. Slattery, 25,000 shares of common stock held in the Joseph Slattery IRA, and stock options to purchase 1,092,385 shares of Common Stock that are vested or will vest within 60 days. Mr. Slattery will retire from his positions with the Company on December 31, 2019.

(13)	Consists of stock options to purchase 129,166 shares of Common Stock that are vested or will vest within 60 days.

(14)
Includes stock options to purchase 6,948,064 shares of Common Stock and warrants to purchase 187,500 shares of Common Stock that are vested or will vest within 60 days. This table does not include Aftab Kherani, M.D., who was a director as of October 29, 2019, but resigned on October 31, 2019.

(15)	Based on information set forth in the Schedule 13G filed by BlackRock, Inc. on February 8, 2019. The address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

STOCKHOLDERS’ PROPOSALS
Pursuant to our Amended and Restated Bylaws, because this is a special meeting of stockholders and we are not electing directors, our stockholders may not propose business to be brought at the Special Meeting.
WHERE YOU CAN FIND MORE INFORMATION
You may read and copy any materials TransEnterix files with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549, on official business days during the hours of 10:00 a.m. to 3:00 p.m. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website that contains reports, proxy statements and other information about issuers, like us, that file electronically with the SEC. The address of that website is http://www.sec.gov. Information on or accessible through the SEC’s website is not a part of this proxy statement. You may also inspect the TransEnterix SEC reports and other information at its website at www.transenterix.com. Information on or accessible through the TransEnterix website is not a part of this proxy statement. We are subject to the information reporting requirements of the Exchange Act, and file reports and other information with the SEC. These reports and other information are available for inspection and copying at the public reference room and website of the SEC referred to above.
HOUSEHOLDING OF SPECIAL MEETING MATERIALS
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one (1) copy of our proxy statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of our proxy statement to you if you contact us at our corporate offices located at 635 Davis Drive, Suite 300, Morrisville, North Carolina 27560, or by telephone: (919) 765-8400. If you want to receive separate copies of the proxy statement (and any other documents sent therewith) in the future or if you are receiving multiple copies and would like to receive only one (1) copy for your household, you should contact your bank, broker, or other nominee record holders, or you may contact us at the above address and phone number.
OTHER MATTERS
Our Board of Directors is not aware of any matter to be presented for action at the Special Meeting other than the matters referred to above and does not intend to bring any other matters before the Special Meeting. However, if other matters should come before the Special Meeting, it is intended that holders of the proxies will vote thereon in their discretion.
WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR SEC REPORTS TO EACH OF OUR STOCKHOLDERS OF RECORD ON THE RECORD DATE AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO OUR SECRETARY. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.
PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE OR VOTE VIA THE INTERNET. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.
BY ORDER OF THE BOARD OF DIRECTORS
OF TRANSENTERIX, INC.
Joshua B. Weingard
Corporate Secretary

Appendix A
FORM OF
CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED
OF
TRANSENTERIX, INC.
TransEnterix, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), certifies that:

1.The name of the Corporation is TransEnterix, Inc. The Corporation was originally incorporated under the name “NCS Ventures Corp”. The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on August 19, 1988.

2.This Certificate of Amendment to the Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware, and has been duly approved by the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

3.The text of the Certificate of Incorporation is amended to read as set forth in EXHIBIT A attached hereto.

IN WITNESS WHEREOF, TransEnterix, Inc. has caused this Certificate of Amendment to its Amended and Restated Certificate of Incorporation to be signed by                         , a duly authorized officer of the Corporation, on ________ __, ___.

Name:
Title:

EXHIBIT A
Article FOURTH is hereby amended to be and read in full as follows:
“FOURTH: Immediately following the filing and effectiveness of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation (the “Effective Time”), and without any further action on the part of the Corporation or any stockholder, each currently outstanding ______(__) shares of common stock of the Corporation will be combined and converted into one (1) share of common stock of the Corporation (the “Reverse Split”). No fractional shares shall be issued upon the Reverse Split. In lieu of the issuance of fractional shares, the Corporation shall round up any fractional shares resulting from the Reverse Split to the nearest whole share. Following the Reverse Split, each record holder of a certificate shall be deemed to be the holder of record of the number of shares of common stock as effected by the Reverse Split, notwithstanding that the certificates representing such shares of common stock shall not have been surrendered at the office of the Corporation. The Corporation shall, upon request of each record holder of a certificate, issue and deliver to such holder in exchange for such certificate a new certificate representing the reduced number of shares after giving effect to the Reverse Split. All further references to numbers of shares and all further amounts stated on a per share basis contained in this Certificate of Amendment to the Amended and Restated Certificate of Incorporation, as amended, are referenced and stated after giving effect to the Reverse Split.
The aggregate number of shares of all classes of capital stock which the Corporation shall have authority to issue is [[775,000,000] or [500,000,000] or [250,000,000], of which [750,000,000] or [500,000,000] or [250,000,000]] shall be common stock, par value $0.001 per share, and 25,000,000 shall be preferred stock, par value $0.01 per share. The board of directors of the Corporation may determine the times when, the terms under which and the consideration for which the Corporation shall issue, dispose of or receive subscriptions for its shares, including treasury shares, or acquire its own shares. The consideration for the issuance of the shares shall be paid in full before their issuance and shall not be less than the par value per share. Upon payment of such consideration, such shares shall be deemed to be fully paid and non-assessable by the Corporation.
A description of the different classes and series of the Corporation’s capital stock and a statement of the powers, designations, preferences, limitations and relative rights of the shares of each class of and series of capital stock are as follows:
A.    Common Stock. Except as provided in this Article (or in any resolution or resolutions adopted by the board of directors pursuant hereto) the holders of the common stock shall exclusively possess all voting power. Each holder of shares of common stock shall be entitled to one vote for each share held by such holder. There shall be no cumulative voting rights in the election of directors. Each share of common stock shall have the same relative rights as and be identical in all respects with all shares of common stock.
Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class of stock having preference over the common stock as to the payment of dividends, the full amount of dividends and/or sinking fund or other retirement payments, if any, to which such holders are respectively entitled in preference to the common stock, then dividends may be paid on the common stock and on any class or series of stock entitled to participate therewith as to dividends, out of any assets legally available for the payment of dividends but only when and as declared by the board of directors.
In the event of any liquidation, dissolution or winding up of the Corporation, after there shall have been paid to or set aside for the holders of any class having preferences over the common stock in the event of liquidation, dissolution or winding up of the full preferential amounts to which they are respectively entitled, the holders of the common stock, and of any class or series of stock entitled to participate therewith, in whole or in part, as to distribution of assets, shall be entitled after payment or provision for payment of all debts and liabilities of the Corporation, to receive the remaining assets of the Corporation available for distribution, in cash or in kind.
B.    Preferred Stock. The board of directors of the Corporation is authorized, subject to limitations prescribed by law and the provisions of this Article, to provide by resolution for the issuance of preferred stock in series, including convertible preferred stock, to establish from time to time the number of shares to be included in each such series, and to fix the designations, powers, preferences and relative, participating, optional and other special rights of the shares of each such series and the qualifications, limitations or restrictions thereof.
The authority of the board of directors with respect to each series shall include, but not be limited to, determination of the following:
(a)The number of shares constituting that series and the distinctive designation of that series;
(b)The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;
(c)Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such rights;

(d)Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the board of directors shall determine;
(e)Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates after which they shall be redeemable, and the amounts per share payable in case of redemption, which amounts may vary under different conditions and at different redemption dates;
(f)Whether the series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amounts of such sinking fund;

(g)The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and
(h)Any other relative rights, preferences and limitations of that series.

No holder of any of the shares of any class of the Corporation shall be entitled as of right to subscribe for, purchase or otherwise acquire any shares of any class of the Corporation which the Corporation proposes to issue or any rights or options which the Corporation proposes to grant for the purchase of shares of any class of the Corporation or for the purchase of any shares, bonds, securities or obligations of the Corporation which are convertible into or exchangeable for, or which carry any rights, to subscribe for, purchase or otherwise acquire shares of any class of the Corporation; and any and all of such shares, bonds, securities or obligations of the Corporation, whether now or hereafter authorized or created, may be issued, or may be reissued or transferred if the same have been reacquired and have treasury status, and any and all of such rights and options may be granted by the board of directors to such persons, firms, corporations and associations, and for such lawful consideration, and on such terms, as the board of directors in its discretion may determine, without first offering the same, or any thereof, to any said holder.”

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.
Vote by Internet - QUICK «««EASY
IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on December 10, 2019.

:    INTERNET
www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card
available when you access the above website. Follow the
prompts to vote your shares.
*    MAIL - Mark, sign and date your proxy card and
return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THIS PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.
▲ FOLD HERE * DO NOT SEPARATE * INSERT IN ENVELOPE PROVIDED ▲
PROXY                                Please mark your votes like this ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1, AND "FOR" PROPOSAL 2.

FOR	AGAINST	ABSTAIN	FOR	AGAINST	ABSTAIN
1.   To approve the adoption of an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split at a ratio of not less than one-for-ten and not more than one-for-forty, such ratio and the implementation and timing of such reverse stock split to be determined in the discretion of our Board of Directors, provided that any fractional shares resulting from the reverse stock split shall be automatically rounded up to the next whole share, and to reduce the authorized shares of Common Stock to 500,000,000 shares in the event of a Reverse Stock Split at a ratio of one-for-twenty through one-for-thirty or to 250,000,000 shares in the event of a Reverse Stock Split at a ratio over one-for-thirty.

☐	☐	☐
2. To approve one or more adjournments to the Special Meeting, if necessary or appropriate, to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting cast in favor of Proposal No. 1.

			☐	☐	☐

3. In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the Special Meeting or any postponement or adjournment thereof.
The undersigned acknowledges receipt of the accompanying Notice of Special Meeting of Stockholders and Proxy Statement
for the December 11, 2019 special meeting.
COMPANY ID:
PROXY NUMBER:
ACCOUNT NUMBER:

Signature____________________     Signature, if held jointly___________________    Date___________, 2019

▲ FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED ▲
PROXY CARD
TransEnterix, Inc. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SPECIAL MEETING OF STOCKHOLDERS - DECEMBER 11, 2019
The undersigned hereby appoints Joseph P. Slattery and Joshua B. Weingard, and each of them severally, as proxies of the undersigned, each with full power to appoint his substitute, to represent the undersigned at the Special Meeting (the “Special Meeting”) of Stockholders of TransEnterix, Inc. (the “Company”) to be held on December 11, 2019, and at any adjournments thereof, and to vote thereat all shares of common stock of the Company held of record by the undersigned at the close of business on November 4, 2019, in accordance with the instructions set forth on this proxy card and, in their discretion, to vote such shares on any other business as may properly come before the Special Meeting and on matters incident to the conduct of the Special Meeting. Any proxy heretofore given by the undersigned with respect to such stock is hereby revoked.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION EFFECTING A REVERSE STOCK SPLIT; THE APPROVAL OF ONE OR MORE ADJOURNMENTS TO THE SPECIAL MEETING IF NECESSARY; AND ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE